                                                                   EXHIBIT 99.12

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

Great River Cruise Line, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vuce President



/s/ Randall L. Talcott
------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts
Attachment 2               Schedule of Receipts and Disbursements
Attachment 3               Bank and Investment Account Statements
Attachment 4               Income Statement
Attachment 5               Balance Sheet
Attachment 6               Summary of Due To/Due From Intercompany Accounts
Attachment 7               Accounts Receivable Aging
Attachment 8               Accounts Payable Detail
Attachment 9               Notes to December Monthly Operating Report

                                              Summary Of Bank And Investment Accounts                                Attachment 1
                                                  Great River Cruise Line, L.L.C.
Summary                                               Case No: 01-10963 (EIK)                                           UNAUDITED
Great River Cruise Line                             For Month Of December, 2001

                                                  Balances
                                     ---------------------------------     Receipts &         Bank
                                         Opening            Closing        Disbursements      Statements            Account
Account                              As Of 12/01/01     As Of 12/31/01     Included           Included             Reconciled
-------                              --------------     --------------     -------------      ----------           ----------
Delta Queen Steamer                     15,031.83          41,640.43       Yes                No - Not             Yes
Hibernia                                                                                      Concentration
Account # - 812-395-270                                                                       Account
Delta Queen                             34,857.85          NA              NA                 Note Bank            No
Petty Cash                                                                                    Account

                                                              Receipts & Disbursements                              Attachment 2-1
                                                           Great River Cruise Line, L.L.C.
R&D - HIBERNIA - DQ STEAMER                                    Case No: 01-10963 (EIK)                                   UNAUDITED
                                                                      Hibernia
                                                                 Delta Queen Steamer
                                                               Account # - 812-395-270
                                                           1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
                                  15,031.83
Receipts
                                   75,000.00      From The Delta Queen Steam Boat Co. -
                                                     Hibernia - DQSC Payroll - Account (812-395-289)
                                   75,000.00      From The Delta Queen Steam Boat Co. -
                                                     Hibernia - DQSC Master Cash - Account (812-395-335)

                                 -----------
                                  150,000.00      Total Receipts

Disbursements                                     Should Be
                                   (1,337.24)     DO - Dockage Fees
                                  (74,813.89)     DO - Food/Beverage
                                   (7,013.55)     DO - Non-Food Material
                                   (2,557.02)     DO - Services
                                     (342.85)     Employees (Convert Employee Cash To Checks)
                                     (133.70)     Marketing
                                     (286.00)     Office Supplies
                                   (1,783.47)     Payroll - Special
                                   (2,893.93)     Replacement Of Uncashed Employee Pre-Petition Check
                                  (16,283.79)     Shorex
                                   (8,447.26)     Staffing/Temp Help
                                   (7,499.17)     Transportation/Hotel
                                         0.47     Adjustment

                                 -----------
                                 (123,391.40)     Total Disbursements

Closing Balance - 31 Dec 01
                                   41,640.43

                                        Concentration & Investment Account Statements                                Attachment 3
                                              Great River Cruise Line, L. L. C.
Summary                                            Case No: 01-10963 (EIK)
Great River Cruise Line, LLC                     For Month Of December, 2001
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1

currency USD
 Company=22 (DELTA QUEEN)

                                                                    PTD-Actual
                                                                    DEC-O1
                                                                    ----------
Revenue
  Gross Revenue                                                     975,487.64
  Allowances                                                        (1,282.75)
                                                                    ----------
  Net Revenue                                                       974,204.89
Operating Expenses
   Air                                                                6,005.32
   Hotel                                                                  0.00
   Commissions                                                       68,004.60
   Onboard Expenses                                                  25,845.66
   Passenger Expenses                                               227,071.84
   Vessel Expenses                                                  250,841.87
   Layup/Drydock Expense                                                  0.00
   Vessel Insurance                                                       0.00
                                                                    ----------
   Total Operating Expenses                                         577,769.29
                                                                    ----------
   Gross Profit                                                     396,435.60
SG&A Expenses
   Sales & Marketing                                                      0.00
   Pre-Opening Costs                                                      0.00
   Total SG&A Expenses                                                    0.00
   EBITDA                                                           396,435.60
   Depreciation                                                     126,165.24
                                                                    ----------
   Operating Income                                                 270,270.36
   Other Expense/(Income)
   Interest Income                                                        0.00
   Interest Expense                                                       0.00
   Equity in Earnings for Sub                                             0.00
                                                                    ----------
   Total Other Expense/(Income)                                           0.00
                                                                    ----------
   Net Pretax Income/(Loss)                                         270,270.36
                                                                    ----------
   Income Tax Expense                                                     0.00
                                                                    ----------
   Net Income/(Loss)                                                270,270.36
                                                                    ----------

                                                                  Attachment 5-1

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1
currency USD
 Company=22 (DELTA QUEEN)

                                                            YTD-Actual                  YTD-Actual
                                                            DEC-O1                      OCT-01
                                                         ---------------              ---------------
ASSETS
  Cash and Equivalent                                          65,603.18                    64,522.98
  Restricted Cash                                                   0.00                         0.00
  Marketable Securities                                             0.00                         0.00
  Accounts Receivable                                         180,578.14                    33,451.42
  Inventories                                                 356,635.37                   270,331.59
  Prepaid Expenses                                              6,946.00                    37,922.40
  Other Current Assets                                              0.00                    14,555.00
                                                         ---------------              ---------------
         Total Current Assets                                 609,762.69                   420,783.39
  Fixed Assets                                             27,296,694.44                27,296,694.44
  Accumulated Depreciation                               (15,317,730.45)              (15,065,339.51)
                                                         ---------------              ---------------
         Net Fixed Assets                                  11,978,963.99                12,231,354.93
 Net Goodwill                                                       0.00                         0.00
 Intercompany Due To/From                                (10,395,236.47)               (9,202,583.95)
 Net Deferred Financing Fees                                        0.00                         0.00
 Net Investment in Subsidiaries                                     0.00                         0.00
 Other Non Current Assets                                           0.00                         0.00
                                                         ---------------              ---------------
          Total Other Assets                               10,395,236.47)                9,202,583.95)
                                                         ---------------              ---------------
          Total Assets                                      2,193,490.21                 3,449,554.37
                                                         ---------------              ---------------

                                                                  Attachment 5-2

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1
currency USD
 Company=22 (DELTA QUEEN)

                                                            YTD-Actual                   YTD-Actual
                                                            DEC-O1                       OCT-01
                                                           -------------                -------------
LIABILITIES
   Accounts Payable                                            31,943.69                     5,758.93
   Accrued Liabilities                                        834,877.97                   715,443.75
   Deposits                                                   192,803.04                 2,045,629.83
                                                           -------------                -------------
        Total Current Liabilities                           1,059,624.70                 2,766,832.51
   Long Term Debt                                                   0.00                         0.00
   Other Long Term Liabilities                                      0.00                         0.00
                                                           -------------                -------------
        Total Liabilities                                   1,059,624.70                 2,766,832.51
OTHER
   Liabilities Subject to Compromise                          509,054.22                   490,370.44
                                                           -------------                -------------
        Total Other                                           509,054.22                   490,370.44

OWNER'S EQUITY
   Common Stock                                                     0.00                         0.00
   Add'l Paid In Capital                                    3,701,000.00                 3,701,000.00
   Current Net Income (Loss)                               (1,773,760.16)               (2,206,220.03)
   Retained Earnings                                       (1,302,428.55                (1,302,428.55
                                                           -------------                -------------
        Total Owner's Equity                                  624,811.29                   192,351.42
                                                           -------------                -------------
        Total Liabilities & Other                           2,193,490.21                 3,449,554.37
                                                           -------------                -------------

                                                                    Attachment 6

                         Great River Cruise Line, L.L.C.
                                Case #: 01-10963
                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                              BEGINNING                                               ENDING
AFFILIATE NAME                               CASE NUMBER       BALANCE           DEBITS           CREDITS            BALANCE
American Classic Voyages Co.                   01-10954     (5,793,600.38)       12,229.22       583,716.63      (6,365,087.79)
AMCV Cruise Operations, Inc.                   01-10967     (9,513,719.90)      496,694.75       452,115.55      (9,469,140.70)
The Delta Queen Steamboat Co.                  01-10970      6,503,744.23       210,453.87         2,511.58       6,711,686.52
DQSB II, Inc.                                  01-10974           (367.05)                                             (367.05)
Great AQ Steamboat, L.L.C.                     01-10960        165,397.01                                           165,397.01
Great Pacific NW Cruise Line, L.L.C.           01-10977          1,882.08           170.00                            2,052.08
Great Ocean Cruise Line, L.L.C.                01-10959        (55,591.64)                                          (55,591.64)
Cruise America Travel, Incorporated            01-10966     (1,172,781.29)    1,117,047.01     1,337,882.16      (1,393,616.44)
Delta Queen Coastal Voyages, L.L.C.            01-10964         18,978.71                                            18,978.71
Cape Cod Light, L.L.C.                         01-10962           (270.05)                                             (270.05)
Cape May Light, L.L.C.                         01-10961         31,806.50                                            31,806.50
Project America, Inc.                               N/A        (11,144.65)                                          (11,144.65)
Oceanic Ship Co.                                    N/A           (257.75)                                             (257.75)
Great Hawaiian Properties Corporation          01-10971        (41,555.00)                                          (41,555.00)
American Hawaiian Properties Corporation       01-10976          9,562.38                                             9,562.38
Cat 11, Inc.                                   01-10968                --         1,025.41               --           1,025.41
                                                            -------------     ------------     ------------     --------------
                                                            (9,857,916.80)    1,837,620.26     2,376,225.92     (10,396,522.46)
                                                            =============     ============     ============     ==============

                         Great River Cruise Line, L.L.C.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                         Great River Cruise Line, L.L.C.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.              CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

3. The Debtor continued to operating its primary asset, the Delta Queen, through January 4, 2002. The Debtor has ceased accruing for its next scheduled lay-up, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record depreciation expense pending the outcome of Chapter 11 proceedings.